                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  December 23, 2005
                                                         -----------------

                         Russ Berrie and Company, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        New Jersey                      1-8681                  22-1815337
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
 of Incorporation)                                           Identification No.)



                   111 Bauer Drive, Oakland, New Jersey 07436
--------------------------------------------------------------------------------
              (Address of Principal Executive Offices)  (Zip Code)

       Registrant's telephone number, including area code: (201) 337-9000
                                                           --------------

--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

Sale-Leaseback

As reported on December 15, 2005, on December 9, 2005, effective as of December 7, 2005, Amram's Distributing Ltd. ("Amram's"), an indirect wholly-owned subsidiary of Russ Berrie and Company, Inc. (the "Company"), entered into a Purchase and Sale Agreement, with Bentall Investment Management LP ("Bentall") as purchaser (the "Agreement"), pursuant to which Amram's agreed to sell its principal facility located in Brampton, Ontario (Canada) (the "Facility") to Bentall for an aggregate purchase price of $10,200,000 Canadian dollars, subject to customary adjustments (the "Sale"). The Agreement was amended as of December 23, 2005 (the "Amendment"). The Amendment specifies, among other things, that a portion of the purchase price under the Agreement equal to $1,190,000 Canadian dollars, which includes the previously-disclosed security deposit (the "Holdback Amount") will be held back at the closing of the Sale, to be paid by Bentall only if specified documents are delivered to Bentall by January 31, 2006, including certain indemnities from an affiliate of Amram's (the "Indemnitor") in the amount of the Holdback Amount, and a letter of credit in the principal amount of the Holdback Amount on behalf of the Indemnitor in favor of Bentall, as the sole recourse for the indemnity (such letter of credit to be reduced upon the achievement of specified events), all as set forth in the Amendment.

The Sale closed on December 29, 2005 (the "Closing Date"). In accordance with the terms of the Agreement, as amended, on the Closing Date, Amram's entered into a lease agreement of approximately ten years with Westpen Properties Ltd., as Landlord, regarding the Facility, at an annual net rental ranging over the term from approximately $737,498 Canadian dollars to $769,206 Canadian dollars, payable monthly in advance, plus applicable taxes and defined operating costs (the "Lease"). The Lease is also subject to a management fee of 2% of the minimum annual rental, subject to adjustment as set forth in the Lease. Under the Lease, Amram's has the option of extending the 10-year term for one additional term of 5 years, provided it is not then in default, at then-market rental rates. In addition, during the first seven years of the original term (and subject to the provisions of the Lease), Amram's shall have the right to expand, and the Landlord shall have the obligation to build, certain specified expansion premises. The annual rental for the expansion premises shall be the cost thereof multiplied by 8%. The Landlord's obligation to construct the expansion shall be subject to certain conditions set forth in the Lease. In the event of specified defaults under the Lease, the then-current and the next three months' rent shall be immediately due and payable and the Landlord may, in addition to other rights and remedies available to it, terminate the Lease. All rental amounts shall bear interest from the date due until paid at 3% in excess of the prime rate charged by the Landlord's Ontario bank.

A copy of (i) the Amendment and (ii) the Lease are filed as Exhibits 10.100 and
10.101 hereto, respectively, and are incorporated in their entirety by reference herein.

Employee Stock Purchase Plan

On December 23, 2005, effective January 3, 2006, the Company amended its 2004 Employee Stock Purchase Plan (i) to eliminate the provision of interest on employee funds held during the plan year and (ii) to eliminate the requirement of annual compensation below a specified amount in order to be eligible to participate in the plan. A copy of the Amended and Restated 2004 Employee Stock Purchase Plan is filed as Exhibit 10.102 hereto, and is incorporated in its entirety by reference herein.

Item 1.02  Termination of a Material Definitive Agreement.

On December 23, 2005, effective January 3, 2006, the Company terminated the Russ Berrie and Company, Inc. Executive Deferred Compensation Plan (the "Plan"), primarily as a result of low participation levels and the complexity and expense of its administration. Prior to its termination, the Plan allowed eligible employees and directors the opportunity to agree to the deferral of a specified amount of their cash compensation. The obligations of the Company under such agreements (the "Obligations") were unsecured general obligations of the Company to pay the deferred compensation in the future in accordance with the terms of the Plan. The Obligations were indexed to one or more earnings indexes individually chosen by each participant from a list of investment choices. Each participant's Obligation had been adjusted to reflect the investment experience, whether positive or negative, of the selected earnings indexes. The Obligations were funded by life insurance policies, which were also terminated concurrently with the termination of the Plan. The cash proceeds to the Company of such policies represent approximately 85% of the amount of outstanding Obligations. The Company will pay a substantial portion of the Obligations at the end of January, 2006, and the remainder of such Obligations in 2007.

Section 2 -- Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets

The disclosures required by this Item with respect to the Sale can be found under Item 1.01 above, which is incorporated herein by reference thereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The disclosures required by this Item with respect to the Lease can be found under Item 1.01 above, which is incorporated herein by reference thereto.


Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c) Exhibits.

     Exhibit 10.100 - Agreement made as of December 23, 2005, between Amram's Distributing Ltd. and Bentall Investment Management LP.

     Exhibit 10.101 - Lease dated as of December 29, 2005 between Westpen Properties Ltd. and Amram's Distributing Ltd.

     Exhibit 10.102 -  Amended and Restated 2004 Employee Stock Purchase Plan.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2005         RUSS BERRIE AND COMPANY, INC.


                                        By:  /s/ Marc S. Goldfarb
                                             ----------------------------------
                                             Marc S. Goldfarb
                                             Vice President and General Counsel

                                 EXHIBIT INDEX

Exhibit
Number    Description
------    -----------
10.100 Agreement made as of December 23, 2005, between Amram's Distributing Ltd. and Bentall Investment Management LP.

10.101 Lease dated as of December 29, 2005 between Westpen Properties Ltd. and Amram's Distributing Ltd.

10.102   Amended and Restated 2004 Employee Stock Purchase Plan.